EATON VANCE GREATER CHINA GROWTH FUND
Supplement to Prospectus dated January 1, 2021

Based on a recommendation from Eaton Vance Greater China Growth Fund’s (the “Fund”) investment adviser, Boston Management and Research (“BMR”), the Board of Trustees (“Board”) of the Fund has approved (i) the termination of the investment sub-advisory agreement with the current sub-adviser to the Fund, BMO Global Asset Management (Asia) Limited (“BMO GAM (Asia)”); (ii) the appointment of a new sub-adviser, Morgan Stanley Investment Management Company (“MSIM Company”), to manage the Fund’s assets, and the related investment sub-advisory agreement; and (iii) an amendment to the Investment Advisory Agreement between the Fund and  BMR to lower the contractual investment advisory fee at current asset levels to coincide with the implementation of the new sub-advisory agreement.  These changes will be effective on or about October 1, 2021.

As a result, the following changes are effective October 1, 2021:

1.The following replaces “Fees and Expenses of the Fund” in “Fund Summary”:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  Investors may also pay commissions or other fees to their financial intermediary when they buy and hold shares of the Fund, which are not reflected below. You may qualify for a reduced sales charge on purchases of Class A shares if you invest, or agree to invest over a 13-month period, at least $50,000 in Eaton Vance funds. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix A – Financial Intermediary Sales Charge Variations in this Prospectus. More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 18 of this Prospectus and page 22 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)	None	1.00%	None

1.

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees(1)	0.90%	0.90%	0.90%
Distribution and Service (12b-1) Fees(2)	0.25%	1.00%	None
Other Expenses	0.35%	0.35%	0.35%
Total Annual Fund Operating Expenses	1.50%	2.25%	1.25%
(1)

Management Fees reflect a fee reduction to the Fund’s investment advisory agreement effective October 1, 2021, and Management Fees have been restated to reflect the fees as if the Fund’s revised advisory fee was in effect for the Fund’s last fiscal year.

(2)Distribution and Service (12b-1) Fees reflect a fee reduction to the Fund’s Distribution Plan for Class A shares effective October 1, 2021, and Distribution and Service (12b-1) Fees have been restated to reflect the fees as if the Class A shares revised Distribution and Service (12b-1) Fee was in effect for the Fund’s last fiscal year.

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year, that the operating expenses remain the same and that any expense reimbursement arrangement remains in place for the contractual period.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$719	$1,022	$1,346	$2,263	$719	$1,022	$1,346	$2,263
Class C shares	$328	$703	$1,205	$2,396	$228	$703	$1,205	$2,396
Class I shares	$127	$397	$686	$1,511	$127	$397	$686	$1,511

2.The following replaces “Management” in “Fund Summary”:

Investment Adviser.  Boston Management and Research (“BMR”).

Investment Sub-Adviser.  Morgan Stanley Investment Management Company (“MSIM Company”).

Portfolio Managers

Amay Hattangadi, Managing Director of MSIM Company, has managed the Fund since October 1, 2021.

Leon Sun, Managing Director of Morgan Stanley Asia Limited, has managed the Fund since October 1, 2021.

In rendering investment advisory services to the Fund, the Sub-Adviser uses the portfolio management, research and other resources of Morgan Stanley Asia Limited, a foreign (non-U.S.) affiliate of MSIM Company that is not registered under the 1940 Act, and may provide services to the Fund through this “participating affiliate” arrangement, as that term is used in relief granted by the staff of the SEC allowing U.S. registered investment advisers to use portfolio management or research resources of advisory affiliates subject to the regulatory supervision of the registered investment adviser.

3.The following replaces “Management” under “Management and Organization”:

Management.  The Fund’s investment adviser is Boston Management and Research (“BMR”).  BMR has offices at Two International Place, Boston, MA 02110.  Eaton Vance Management (“Eaton Vance”) and BMR and their predecessor organizations have been managing assets since 1924 and managing mutual funds since 1931.  Prior to March 1, 2021, Eaton Vance was a wholly owned subsidiary and BMR was an indirect wholly owned subsidiary of Eaton Vance Corp. (“EVC”).

On March 1, 2021, Morgan Stanley acquired EVC (the “Transaction”), and BMR, Eaton Vance and EV each became an indirect, wholly owned subsidiary of Morgan Stanley.  In connection with the Transaction, the Fund entered into a new investment advisory agreement with its investment adviser.  The agreement was approved by Fund shareholders prior to the consummation of the Transaction and was effective upon its closing.

Morgan Stanley (NYSE: MS), whose principal offices are at 1585 Broadway, New York, New York 10036, is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services.  As of June 30, 2021, Morgan Stanley’s asset management operations had aggregate assets under management of approximately $1.5 trillion.

Pursuant to an investment sub-advisory agreement, BMR has delegated the investment management of the Fund to Morgan Stanley Investment Management Company (“MSIM Company”), a registered investment adviser. MSIM Company is located at 23 Church Street, 16-01 Capital Square, Singapore 049481. BMR pays MSIM Company a portion of the advisory fee for sub-advisory services provided to the Fund. MSIM Company is a wholly owned subsidiary of Morgan Stanley.

In rendering investment advisory services to the Fund, the Sub-Adviser uses the portfolio management, research and other resources of Morgan Stanley Asia Limited (“MSAL”), a foreign (non-U.S.) affiliate of MSIM Company that is not registered under the 1940 Act, and may provide services to the Fund through this “participating affiliate” arrangement, as that term is used in relief granted by the staff of the SEC allowing U.S. registered investment advisers to use portfolio management or research resources of advisory affiliates subject to the regulatory supervision of the registered investment adviser.

Prior to October 1, 2021, BMR delegated the investment management of the Fund to BMO GAM (Asia), located at One Exchange Square, Suite 3808, Central, Hong Kong pursuant to an investment sub-advisory agreement.

The Fund’s semiannual shareholder report covering the fiscal period ended February 28 provides information regarding the basis for the Trustees’ approval of the investment advisory agreement.  The Fund’s annual shareholder report covering the fiscal period ending August 31 will provide information regarding the basis for the Trustees’ approval of the investment sub-advisory agreement.

Under its investment advisory agreement with the Fund, BMR receives a monthly investment advisory fee as follows:

Average Daily Net Assets for the Month	Annual Fee Rate (for each level)
Up to $500 million	0.7500%
$500 million but less than $1 billion	0.7000%
$1 billion but less than $1.5 billion	0.6750%
$1.5 billion but less than $2 billion	0.6750%
$2 billion but less than $3 billion	0.6600%
$3 billion and over	0.5800%

Prior to October 1, 2021, BMR received an advisory fee as follows:

Average Daily Net Assets for the Month	Annual Fee Rate (for each level)
Up to $500 million	1.00%
$500 million but less than $1 billion	0.91%
$1 billion but less than $1.5 billion	0.83%
$1.5 billion but less than $2 billion	0.75%
$2 billion but less than $3 billion	0.66%
$3 billion and over	0.58%

For the fiscal year ended August 31, 2020, the effective annual rate of investment advisory fee, based on average daily net assets of the Fund, was 1.00%.

Effective October 1, 2021, Eaton Vance has agreed to reimburse expenses to the extent they exceed 1.50% for Class A shares, 2.25% for Class C shares, and 1.25% for Class I shares.  The expense reimbursement continues in effect through December 31, 2022.  Any amendment to or termination of this reimbursement would require approval of the Board of Trustees.  Prior to December 31, 2019, BMR and BMO GAM (Asia) had contractually agreed to reimburse expenses to the extent they exceed 1.85% for Class A shares, 2.55% for Class C shares, and 1.55% for Class I shares of the Fund.

Amay Hattangadi and Leon Sun act as portfolio managers of the Fund.  Mr. Hattangadi has been associated with the Sub-Adviser in an investment management capacity since 1997. Mr. Sun has been associated with MSAL since March 2021. Prior to joining MSAL in March 2021, Mr. Sun was a Senior Portfolio Manager and Head of Investments for Hong Kong and China at a major asset management firm since 2011.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of Fund shares.

Eaton Vance serves as the administrator of the Fund, providing the Fund with administrative services and related office facilities. In return, the Fund is authorized to pay Eaton Vance a monthly administrative fee equal to 0.15% annually of average daily net assets.

Eaton Vance provides sub-transfer agency and related services to Eaton Vance mutual funds pursuant to a Sub-Transfer Agency Support Services Agreement.  For its services under the agreement, Eaton Vance receives an aggregate fee from such funds equal to its actual expenses incurred in performing such services.

4.The following replaces “Class A shares” under “Choosing a Share Class.” under “Purchasing Shares”:

Class A shares are offered at net asset value plus a front-end sales charge of up to 5.75%. This charge is deducted from the amount you invest. The Class A sales charge is reduced for purchases of $50,000 or more. The sales charge applicable to your purchase may be reduced under the right of accumulation or a statement of intention, which are described in “Reducing or Eliminating Class A Sales Charges” under “Sales Charges” below. Some investors may be eligible to purchase Class A shares at net asset value under certain circumstances, which are also described below. Class A shares pay distribution and service fees equal to 0.25% annually of average daily net assets.

5.The following replaces “Distribution and Service Fees.” under “Sales Charges”:

Distribution and Service Fees. Class A and Class C shares have in effect plans under Rule 12b-1 that allow the Fund to pay distribution fees for the sale and distribution of shares and service fees for personal and/or shareholder account services (so-called “12b-1 fees”). Class C shares pay distribution fees to the principal underwriter of 0.75% of average daily net assets annually. Because these fees are paid from Fund assets on an ongoing basis, they will increase your cost over time and may cost you more than paying other types of sales charges. The principal underwriter generally compensates financial intermediaries on sales of Class C shares (except exchange transactions and reinvestments) in an amount equal to 1% of the purchase price of the shares. After the first year, such financial intermediaries also receive 0.75% of the value of outstanding Class C shares sold by such financial intermediaries in annual distribution fees. With respect to purchases of Class C shares by certain employer sponsored retirement plans, the principal underwriter does not compensate the financial intermediary at the time of sale. In such cases, the financial intermediary receives 0.75% of the value of outstanding Class C shares sold by such financial intermediary in annual distribution fees immediately after the sale. Class C shares also pay service fees to the principal underwriter equal to 0.25% of average daily net assets annually. Class A shares pay distribution and service fees equal to 0.25% of average daily net assets annually. After the sale of shares, the principal underwriter generally receives the Class A distribution and service fees and the Class C service fees for one year. Thereafter financial intermediaries generally receive from the principal underwriter 0.25% annually of average daily net assets based on the value of outstanding shares sold by such financial intermediaries for shareholder servicing performed by such intermediaries. With respect to purchases of Class A and Class C shares by certain employer sponsored retirement plans, the financial intermediary receives the above described distribution and service fees or service fees, as applicable, from the principal underwriter immediately after the sale. Distribution and service fees are subject to the limitations contained in the sales charge rule of the Financial Industry Regulatory Authority, Inc.

August 26, 202139461 8.26.21